UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)              November 2, 2004

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

               Maryland               0-49731            52-1726127
                (State or other jurisdiction    (Commission            (IRS Employer
                    of incorporation)   File Number)    Identification Number)

                1919A West Street, Annapolis, Maryland               21401
                          (Address of principal executive offices)                        (Zip Code)

                                        410-268-4554
                              (Registrant’s telephone number, including area code)

                            (Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

Alan J. Hyatt, Chairman and President of Severn Bancorp, Inc. (“Bancorp”) and Severn Savings Bank, FSB has announced his intention to sell up to 70,000 shares of Bancorp over the next 14 months. Mr. Hyatt currently owns, individually and with his wife, 620,513 shares of Bancorp. Mr. Hyatt beneficially owns an additional 53,932 shares of Bancorp.

Mr. Hyatt stated that the purpose of the intended sale of these shares is to finance, in part, the acquisition of property and construction of a residence.

Signatures
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Severn Bancorp, Inc.

Dated:    November 2, 2004                        By:      /Melvin E. Meekins, Jr./
                                     Melvin E. Meekins, Jr., Executive Vice President